UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2024 (May 16, 2024)

Alnylam Pharmaceuticals, Inc.
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Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Henri A. Termeer Square Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ALNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Alnylam Pharmaceuticals, Inc. (the “Company”) was held on May 16, 2024. As of March 22, 2024, the record date for the Annual Meeting, 126,452,099 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
1. The Company’s stockholders re-elected the four persons listed below as Class II directors, each to serve until the Company’s 2027 annual meeting of stockholders or until his successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dennis A. Ausiello, M.D.	103,971,532	8,960,235	14,285	4,991,057
Olivier Brandicourt, M.D.	106,444,201	6,487,472	14,379	4,991,057
Peter N. Kellogg	108,577,015	4,354,577	14,460	4,991,057
David E.I. Pyott	102,273,209	10,658,278	14,565	4,991,057
The terms of office of the following directors continued after the Annual Meeting:
Carolyn R. Bertozzi, M.D.
Michael W. Bonney
Yvonne L. Greenstreet, MBChB
Margaret A. Hamburg, M.D.
Colleen F. Reitan
Amy W. Schulman
Phillip A. Sharp, Ph.D.
Elliott Sigal, M.D., Ph.D.

2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,783,262	6,133,628	29,162	4,991,057

3. The Company’s stockholders ratified the appointment by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,460,115	3,456,326	20,668	0

Item 9.01.	Financial Statements and Exhibits
(d)     Exhibits

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	ALNYLAM PHARMACEUTICALS, INC.

	By:	/s/ Jeffrey V. Poulton
Jeffrey V. Poulton
Executive Vice President, Chief Financial Officer